                                                               Exhibit 10.2

                                                               EXECUTION COPY







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                         METLIFE CAPITAL CORPORATION

                                     and

                      METLIFE CAPITAL FUNDING CORP. III

                           ------------------------

                       CONTRIBUTION AND SALE AGREEMENT

                           Dated as of May 1, 1997

                           ------------------------







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

                              TABLE OF CONTENTS

                                                                                                 PAGE


                                  ARTICLE I

                             CERTAIN DEFINITIONS

SECTION 1.01.     Definitions................................................................       1
SECTION 1.02.     Other Definitional Provisions..............................................       3

                                 ARTICLE II

                          CONVEYANCE OF RECEIVABLES

SECTION 2.01.     Conveyance of Initial Receivables..........................................       4
SECTION 2.02.     Conveyance of Subsequent Receivables.......................................       4
SECTION 2.03.     Ownership of Receivables...................................................       5
SECTION 2.04.     Books and Records..........................................................       6
SECTION 2.05.     The Closing................................................................       6

                                 ARTICLE III

                        REPRESENTATIONS AND WARRANTIES

SECTION 3.01.     Representations and Warranties of Funding..................................       7
SECTION 3.02.     Representations and Warranties of MCC......................................       8

                                  ARTICLE IV

                                  CONDITIONS

SECTION 4.01.     Conditions to the Obligation of Funding....................................      14
SECTION 4.02.     Conditions to Obligation of MCC with Respect to Initial Receivables........      15
SECTION 4.03.     Conditions to Obligation of MCC With Respect to Subsequent
                  Receivables................................................................      15
SECTION 4.04.     Subordination of Liens on Financed Equipment...............................      16

                                  ARTICLE V

                               COVENANTS OF MCC

SECTION 5.01.     Protection of Right, Title and Interest....................................      16
SECTION 5.02.     Other Liens or Interests...................................................      16
SECTION 5.03.     Chief Executive Office.....................................................      16

                                       i


SECTION 5.04.     Corporate Existence........................................................      16
SECTION 5.05.     Indemnification............................................................      17
SECTION 5.06.     Subsequent Receivables.....................................................      18

                                  ARTICLE VI

                             COVENANTS OF FUNDING

SECTION 6.01.     Protection of Right, Title and Interest....................................      18
SECTION 6.02.     Corporate Existence........................................................      18

                                 ARTICLE VII

                           MISCELLANEOUS PROVISIONS

SECTION 7.01.     Obligations of MCC.........................................................      20
SECTION 7.02.     Repurchase Events..........................................................      20
SECTION 7.03.     Funding Assignment of Repurchased Receivables..............................      20
SECTION 7.04.     Trust......................................................................      20
SECTION 7.05.     Amendment..................................................................      21
SECTION 7.06.     Waivers....................................................................      21
SECTION 7.07.     Notices....................................................................      21
SECTION 7.08.     Costs and Expenses.........................................................      21
SECTION 7.09.     Representations of MCC and Funding.........................................      21
SECTION 7.10.     Confidential Information...................................................      22
SECTION 7.11.     Headings and Cross-References..............................................      22
SECTION 7.12.     Governing Law..............................................................      22
SECTION 7.13.     Counterparts...............................................................      22


EXHIBIT A         Supplemental Assignment
SCHEDULE A        Schedule of Receivables [Deemed Incorporated]

                                      ii

     CONTRIBUTION AND SALE AGREEMENT dated as of May 1, 1997 between METLIFE CAPITAL CORPORATION, a Delaware corporation ("MCC"), and METLIFE CAPITAL FUNDING CORP. III, a Delaware corporation ("Funding").

     WHEREAS in the regular course of its business, MCC has originated or purchased certain fixed-rate commercial equipment loan contracts and equipment finance lease contracts secured by new and used machinery, equipment or other property; and

     WHEREAS MCC and Funding wish to set forth the terms pursuant to which the Receivables (as hereinafter defined) are to be contributed or sold by MCC to Funding, which Receivables will be transferred by Funding, pursuant to the Transfer and Servicing Agreement (as hereinafter defined), to MetLife Capital Equipment Loan Trust 1997-A (the "Trust"), which Trust will issue Asset Backed Notes (the "Notes") secured by, such Receivables and the other property of the Trust.

     NOW, THEREFORE, in consideration of the foregoing, other good and valuable consideration and the mutual terms and covenants contained herein, the parties hereto agree as follows:


                                  ARTICLE I

                             CERTAIN DEFINITIONS

     SECTION 1.01. Definitions. Except as otherwise specified herein or as the context may otherwise require, the following terms have the respective meanings set forth below for all purposes of this Agreement.

     "Agreement" shall mean this Contribution and Sale Agreement, as the same may be amended, modified or supplemented from time to time.

     "Assignment" shall mean the document of assignment attached to this Agreement as Exhibit A.

     "Basic Documents" shall have the meaning given such term in the Indenture.

     "Closing Date" shall mean May 30, 1997.

     "Eligible Franchise Concept" shall mean a franchise concept included within MCC's Franchise Finance Portfolio relating to any of McDonald's, Burger King, Wendy's, Taco Bell, Pizza Hut, Kentucky Fried Chicken, Applebee's and T.G.I. Friday's.

     "Funding" shall mean MetLife Capital Funding Corp. III, a Delaware corporation, its successors and assigns.

     "Indenture" shall mean the Indenture dated as of May 1, 1997 between the Trust and The Chase Manhattan Bank, as indenture trustee, as the same may be amended, modified or supplemented from time to time.

     "Initial Receivable" shall mean each loan or lease Contract originated by MCC and transferred to Funding pursuant to Section 2.01 that is identified in the initial Schedule of Receivables assigned to Funding on the Closing Date pursuant to Section 2.01.

     "MCC" shall mean MetLife Capital Corporation, a Delaware corporation, its successors and assigns.

     "Minimum Weighted Average APR" shall mean a weighted average APR (weighted based on the Principal Balance of each Receivable) equal to the sum of the Class A Note Interest Rate and the Servicing Fee Rate.

     "Person" means any individual, corporation, limited liability company, estate, partnership, joint venture, association, joint stock company, business trust, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

     "Prospectus" shall mean the Prospectus (which consists of a base prospectus, dated May 19, 1997, and a prospectus supplement, dated May 22, 1997) pursuant to which the Class A Notes were offered.

     "Receivable" shall mean each Initial Receivable and each Subsequent Receivable; provided, that from and after the date on which a Receivable becomes an Acquired Receivable, such Acquired Receivable will no longer be a Receivable.

     "Related Property" shall mean all right, title and interest of MCC in, to and under the Financed Equipment, any proceeds with respect to the Receivables from claims on any physical damage, credit life or disability insurance policies covering Financed Equipment or Obligors with respect to Financed Equipment, as the case may be, and the proceeds of any of the foregoing.

     "Repurchase Event" shall have the meaning specified in Section 7.02(a).

     "Schedule of Receivables" shall mean each list of Receivables (as supplemented from time to time to reflect Subsequent Receivables and Acquired Receivables) annexed hereto as Schedule A (which may be in the form of microfiche) and incorporated into and made a part of this Agreement.

     "Subsequent Receivable" shall mean each loan or lease Contract originated by MCC and transferred to Funding pursuant to Section 2.02, that is identified in a Schedule of Receivables attached to a Supplemental Assignment.

     "Supplemental Assignment" shall have the meaning assigned thereto in
Section 4.01.

     "Transfer and Servicing Agreement" shall mean the Transfer and Servicing Agreement dated as of May 1, 1997, among the Trust, Funding (in its capacity as Transferor thereunder) and MCC (in its capacity as Servicer thereunder), as the same may be amended, modified or supplemented from time to time.

     "UCC" means, unless the context otherwise requires, the Uniform Commercial Code, as in effect in the relevant jurisdiction, as amended from time to time.

     SECTION 1.02.  Other Definitional Provisions.

     (a) Capitalized terms used herein and not otherwise defined have the meanings assigned to them in the Transfer and Servicing Agreement or, if not defined therein, in the Indenture, or if not defined therein, in the Trust Agreement.

     (b) All terms defined in this Agreement shall have the meanings contained herein when used in any document made or delivered pursuant hereto unless otherwise defined therein.

     (c) As used in this Agreement and in any document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such other document, and accounting terms partly defined in this Agreement or in any such other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such other document shall control.

     (d) The words "hereof," "herein," "hereunder," and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section and Exhibit references contained in this Agreement are references to Sections and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation."

     (e) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

                                  ARTICLE II

                          CONVEYANCE OF RECEIVABLES

     SECTION 2.01.  Conveyance of Initial Receivables.

     (a) Subject to the satisfaction of the conditions set forth herein, MCC does hereby contribute, transfer, assign, set over and otherwise convey to the capital of Funding, without recourse (subject to the obligations herein), all right, title and interest in and to the following, whether now owned or hereafter acquired:

          (i) all right, title and interest of MCC, in and to the Initial Receivables, and all moneys (including accrued interest) due or to become due thereunder on and after the Initial Cut-off Date;

          (ii) the interest of MCC in the Financed Equipment granted by Obligors pursuant to the Initial Receivables;

          (iii) the interest and rights of MCC in any proceeds with respect to the Initial Receivables from claims on any physical damage, credit life or disability insurance policies covering Financed Equipment or Obligors with respect to Financed Equipment, as the case may be; and

          (iv)    the proceeds of any and all of the foregoing.

     (b) The Initial Receivables transferred on the Closing Date are to be conveyed by MCC to Funding as a capital contribution to Funding in consideration for MCC's ownership of all of the outstanding common stock of Funding.

           SECTION 2.02.  Conveyance of Subsequent Receivables.

     (a) Subject to the conditions set forth herein, on each Transfer Date, MCC does hereby sell, transfer, assign, set over and otherwise convey to Funding, without recourse (subject to the obligations herein) all right, title and interest of MCC in and to the following, whether then owned or thereafter acquired:

          (i) all right, title and interest of MCC, in and to the Subsequent Receivables listed on the related Schedule of Receivables and all moneys (including accrued interest) due or to become due, or received thereunder on or after the related Subsequent Cut-off Date;

          (ii) the interest of MCC in the Financed Equipment granted by Obligors pursuant to such Subsequent Receivables;

          (iii) the interest and rights of MCC in any proceeds with respect to such Subsequent Receivables from claims on any physical damage, credit life or disability insurance policies covering Financed Equipment or Obligors with respect to Financed Equipment; and

          (iv)  the proceeds of any of the foregoing.

     (b) The consideration for the Subsequent Receivables being transferred on each Transfer Date shall be in the form of (i) cash, (ii) with the consent of MCC, by means of capital contributed to Funding by MCC, or (iii) with the consent of MCC, any combination of the foregoing. The purchase price for any Subsequent Receivables being sold for cash on such Transfer date shall be an amount equal to the Principal Balance of such Subsequent Receivables as of the related Subsequent Cut-off Date.


     SECTION 2.03.  Ownership of Receivables.

     (a) Upon the acceptance by Funding of the capital contribution from MCC as set forth in Section 2.01, the ownership of each Initial Receivable and the contents of the related Receivable Files shall be vested in Funding. Upon the delivery of the purchase price set forth in Section 2.02, the ownership of the related Subsequent Receivables and the contents of the related Receivable Files shall be vested in Funding. Notwithstanding the foregoing, the assignment, transfer and conveyance set forth in Section 2.01 or Section 2.02 shall not constitute and is not intended to result in the creation, or an assumption by Funding of any obligation of MCC or any other Person in connection with the Receivables or any Contract or under any agreement or instrument relating thereto, including any obligation to any Obligors or any Affiliate of or other Person to whom MCC may delegate servicing duties or to insurers.

     (b) It is the express intent of MCC and Funding that the conveyance of the Receivables by MCC to Funding pursuant to this Agreement be construed as a sale or contribution of the Receivables and the Related Property by MCC to Funding. However, in the event that, notwithstanding the intent of the parties, the Receivables and Related Property are held to continue to be property of MCC, then (i) this Agreement also shall be deemed to be and hereby is a security agreement within the meaning of the UCC, and (ii) the conveyance by MCC provided for in the Agreement shall be deemed to be and hereby is a grant by MCC to Funding of a security interest in and to all of MCC's right, title and interest in, to and under all accounts, contract rights, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit, certificated securities and uncertificated securities consisting of, arising from, or relating to the Receivables and the Related Property, to secure the rights of Funding under this Agreement and the obligations of MCC hereunder. MCC and Funding shall, to the extent consistent with this Agreement, take such actions (other than delivering the original contract) as may be necessary to ensure that, if the conveyance of the Receivables and the Related Property by MCC to Funding pursuant to this Agreement is not deemed to be a sale or a contribution of capital, the security interest in the Receivables and the Related Property created hereunder will be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement.

     SECTION 2.04.  Books and Records.

     (a) In connection with the transfer, assignment, set-over and conveyance set forth in Section 2.01 or Section 2.02, MCC agrees to record and file, at its own expense, any financing statements (and continuation statements with respect to such financing statements when applicable) required to be filed with respect to the Receivables sold or to be sold by MCC hereunder, meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary under the applicable UCC to perfect (on the date such Receivables are transferred and assigned to Funding) the transfer and assignment of the Receivables to Funding, and to deliver a file-stamped copy of such financing statements or other evidence of such filings to Funding on or prior to the Closing Date (excluding such continuation and similar statements, which shall be delivered promptly after filing). (b) The transfer of each Receivable shall be reflected on MCC's and Funding's balance sheets and other financial statements prepared in accordance with generally accepted accounting principles as a sale or contribution of assets by MCC to Funding. MCC shall be responsible for maintaining, and shall maintain, a complete and accurate set of accounts, records and computer files for each Receivable which shall be clearly marked to reflect the ownership of each Receivable by Funding.

     (c) In connection with the sales and conveyances hereunder, MCC further agrees, at its own expense, on or prior to the Closing Date with respect to the Initial Receivables and on or prior to the relevant Transfer Date with respect to the Subsequent Receivables to indicate on its books and records (including any computer files) that the Receivables have been sold to Funding or contributed to the capital of Funding pursuant to this Agreement. MCC further agrees not to alter the computer file designation referenced in this paragraph with respect to the Receivables during the term of this Agreement unless and until such Receivable becomes an Acquired Receivable.

     SECTION 2.05. The Closing. The conveyance of the Initial Receivables shall take place at the offices of Orrick, Herrington & Sutcliffe LLP, 3050 K Street, N.W., Washington, D.C. 20007, on the Closing Date, simultaneously with the closing of the transactions contemplated by the Transfer and Servicing Agreement, the underwriting agreement related to the Notes and the other Basic Documents.

                                 ARTICLE III

                        REPRESENTATIONS AND WARRANTIES

     SECTION 3.01. Representations and Warranties of Funding . Funding hereby represents and warrants to MCC as of the date hereof, as of the Closing Date and as of each Transfer Date:

     (a) Organization and Good Standing. Funding is duly organized, validly existing in good standing under the laws of the State of Delaware, and has the power and authority to own its properties and to conduct the business in which it is currently engaged, and had at all relevant times, and has, the power, authority and legal right to acquire and own the Receivables.

     (b) Due Qualification. Funding is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications.

     (c) Power and Authority. Funding has the power and authority to execute and deliver this Agreement and to carry out its terms and the execution, delivery and performance of this Agreement has been duly authorized by Funding by all necessary corporate action.

     (d) No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or by-laws of Funding, or any indenture, agreement or other instrument to which Funding is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than the Basic Documents); nor violate any law or, to the best of Funding's knowledge, any order, rule or regulation applicable to Funding of any court, federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over Funding or its properties.

     (e) No Proceedings. There are no proceedings or investigations pending or, to Funding's best knowledge, threatened, before any court, federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over Funding or its properties which (i) assert the invalidity of this Agreement, (ii) seek to prevent the consummation of any of the transactions contemplated by this Agreement or (iii) seek any determination or ruling that might materially and adversely affect the performance by Funding of its obligations under, or the validity or enforceability of, this Agreement.

     (f) No Consents Required. All approvals, authorizations, consents, orders or other actions of any Person or of any Governmental Authority required in connection with the execution and delivery by Funding of this Agreement or any other Basic Document, the performance by Funding of the transactions contemplated by this Agreement or any other Basic Document and the fulfillment by Funding of the terms hereof or thereof, have been obtained or have been completed and are in full force and effect (other than approvals, authorizations, consents, orders or other actions which if not obtained or completed or in full force and effect would not have a material adverse effect on Funding or upon the collectibility of any Receivable or upon the ability of Funding to perform its obligations under this Agreement).

     SECTION 3.02.  Representations and Warranties of MCC.

     (a) MCC hereby represents and warrants to Funding as of the date hereof, as of the Closing Date and as of each Transfer Date:

          (i) Organization and Good Standing. MCC is duly organized, validly existing in good standing under the laws of the State of Delaware, and has the power and authority to own its properties and to conduct the business in which it is currently engaged, and had at all relevant times, and has, the power, authority and legal right to own and transfer the Receivables.

          (ii) Due Qualification. MCC is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications.

          (iii) Power and Authority. MCC has the power and authority to execute and deliver this Agreement and to carry out its terms; MCC has full power and authority to contribute, sell and assign the property contributed, sold and assigned to Funding hereby and has duly authorized such sale and assignment to Funding by all necessary corporate action; and each of the execution, delivery and performance of this Agreement has been duly authorized by MCC by all necessary corporate action.

          (iv) No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof neither conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or by-laws of MCC, or any material indenture, agreement or other instrument to which MCC is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than this Agreement); nor violate any material law or, to the best of MCC's knowledge, any material order, rule or regulation applicable to MCC of any court, federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over MCC or its properties.

          (v) No Proceedings. There are no proceedings or investigations pending, or, to the best of MCC's knowledge, threatened, before any court, federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over MCC or its properties which (A) assert the invalidity of this Agreement, (B) seek to prevent the consummation of any of the transactions contemplated by this Agreement, or (C) seek any determination or ruling that might materially and adversely affect the performance by MCC of its obligations under, or the validity or enforceability of, this Agreement.

          (vi) No Consents Required. All approvals, authorizations, consents, orders or other actions of any Person or of any Governmental Authority required in connection with the execution and delivery by MCC of this Agreement or any other Basic Document, the performance by MCC of the transactions contemplated by this Agreement or any other Basic Document and the fulfillment by MCC of the terms hereof or thereof, have been obtained or have been completed and are in full force and effect (other than approvals, authorizations, consents, orders or other actions which if not obtained or completed or in full force and effect would not have a material adverse effect on MCC or upon the collectibility of any Receivable or upon the ability of MCC to perform its obligations under this Agreement).

          (vii) Chief Executive Office. MCC's chief executive office is located at 10900 NE 4th Street, Bellevue, Washington, 98004.

     (b) MCC makes the following representations and warranties as to the Receivables on which Funding relied in accepting the Receivables. All such representations and warranties are made "to the best of MCC's knowledge"; provided, however, that the determination as to whether a Repurchase Event has occurred pursuant to Section 7.02 of this Agreement shall be made without reliance on the phrase described above. Such representations and warranties speak as of the Closing Date with respect to the Initial Receivables and, with respect to Subsequent Receivables, as of the Transfer Date relating to such Subsequent Receivables but shall survive the sale, transfer and assignment of the Receivables to Funding and the subsequent assignments and transfers of the Receivables pursuant to the Transfer and Servicing Agreement and pursuant to the
Indenture:

          (i) Characteristics of Receivables. Each Receivable (A) was originated in the United States of America by MCC in the ordinary course of business and was fully and properly executed by the parties thereto, (B) is secured by a valid, subsisting and enforceable first priority perfected security interest in favor of MCC in the Financed Equipment, which security interest is assignable by MCC to Funding, (C) contains customary and enforceable provisions such that the rights and remedies of the holder
     thereof   are adequate for realization against the collateral of the benefits of the security, (D) provides for fixed payments on a monthly basis and yields interest at a fixed-rate, (E) does not have a Quality Code of more than 2, (F) was originated in connection with a transaction that, in accordance with MCC's customary and normal classification procedures, is classified as other than a "commercial/industrial" transaction and (G) if such Receivable relates to a franchise concept, then such franchise concept is an Eligible Franchise Concept.

          (ii) Schedule of Receivables. The information set forth in the Schedule of Receivables to this Agreement is true and correct in all material respects as of the opening of business on the Initial Cut-off Date (with respect to the Initial Receivables) and as of the applicable Subsequent Cut-Off Date (with respect to the related Subsequent Receivables). The computer tape regarding the Receivables made available to Funding and its assigns is true and correct in all respects.

          (iii) Compliance with Law. Each Receivable complied at the time it was originated or made, and at the execution of this Agreement (with respect to the Initial Receivables) or as of the applicable Transfer Date (with respect to Subsequent Receivables) complies, in all material respects with all requirements of applicable federal, state and local laws and regulations thereunder, including usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations B and S, and other equal credit opportunity and disclosure laws, in each case to the extent applicable to non-consumer transactions.

          (iv) Binding Obligations. Each Receivable represents the genuine, legal, valid and binding payment obligation in writing of the Obligor located outside of the States of Washington and/or Florida, enforceable by the holder thereof (which as of the Closing Date (with respect to the Initial Receivables) or the relevant Transfer Date (with respect to Subsequent Receivables) is MCC) in accordance with its terms, subject to bankruptcy, insolvency and other laws relating to the enforcement of creditors' rights generally and to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law). Such enforceability has not been and is not adversely affected by whether or not MCC was or is qualified to do business in the state in which the Obligor was or is located.

          (v) Receivables in Force. No Receivable has been satisfied, subordinated or rescinded, nor has any Financed Equipment been released from the lien granted by the Obligor of the related Receivable in whole or in part. No Receivable is rescindable on the basis of whether or not MCC was or is qualified to do business in the state in which the Obligor was or is located.

          (vi) Prospectus Information. As of the Initial Cut-off Date, each Initial Receivable conforms and all Receivables in the aggregate conform, in all material respects, to the description set forth in the Prospectus, including all statistical data or otherwise.

          (vii) No Amendments. No Receivable has been amended such that the amount of the Obligor's Scheduled Payments has been increased or decreased.

          (viii) No Defenses. No right of rescission, setoff, counterclaim or defense has been asserted or threatened with respect to any Receivable.

          (ix) No Liens. No liens or claims have been filed for work, labor or materials relating to any Financed Equipment that are liens prior to, or equal to, the security interest in the Financed Equipment granted by the Obligor to MCC.

          (x) No Default. No Receivable has a payment that is more than 60 days overdue as of the applicable Cut-off Date and, except as permitted in this paragraph, no default, breach, violation or event permitting acceleration under the terms of any Receivable has occurred and is continuing; and (except for payment defaults continuing for a period of not more than 60 days) no continuing condition that with notice or the lapse of time would constitute a default, breach, violation or event permitting acceleration under the terms of any Receivable has arisen; and MCC has not waived and shall not waive any of the foregoing.

          (xi) Insurance. MCC, in accordance with its customary procedures, has determined that the Obligor has obtained physical damage insurance covering the Financed Equipment, and under the terms of the Receivable the Obligor is required to maintain such insurance.

          (xii) Title. It is the intention of MCC that the transfer and assignment herein contemplated constitute a contribution of the Initial Receivables and either a contribution or a sale (as provided in Section 2.02) of the Subsequent Receivables from MCC to Funding, and that the beneficial interest in and title to the Receivables not be part of the debtor's estate in the event of the filing of a bankruptcy petition by or against MCC under any bankruptcy law. No Receivable has been sold, transferred, assigned or pledged by MCC to any Person other than Funding. Immediately prior to the transfer and assignment herein contemplated, MCC has good and marketable title to each Receivable, free and clear of all Liens, encumbrances, security interests and rights of others and, immediately upon the transfer thereof, Funding shall have good and marketable title to each Receivable, free and clear of all Liens; and the transfer of the Receivables to Funding has been perfected, by the filing of appropriate financing statements pursuant to the UCC, under the UCC.

          (xiii) Lawful Assignment. No Receivable has been originated in, or is subject to the laws of, any jurisdiction under which the sale, transfer and assignment of such Receivable or any Receivable under this Agreement is unlawful, void or voidable.

          (xiv) All Actions Taken. All actions (other than delivering the original Contract) necessary to give Funding a first priority perfected ownership or security interest in the Receivables pursuant to the applicable UCC have been taken.

          (xv) One Original. There is only one original Contract related to each Receivable.

          (xvi) Maturity of Receivables. Each Initial Receivable has a scheduled maturity of more than 11 months but not more than 120 months as of the Initial Cut-Off

     Date. Each Subsequent Receivable has a scheduled maturity of more than 11 months but not more than the difference between 120 months and the number of months that have passed in the Revolving Period as of the related Subsequent Cut-Off Date for such Subsequent Receivable.

          (xvii)  Location of Receivable Files.  The Receivable
     Files are kept at the location listed in Schedule B to the Transfer and Servicing Agreement.

          (xviii) No Bankruptcies. No Obligor on any Receivable as of the applicable Cut-off Date was noted in the related Receivable File as having filed for bankruptcy or as being subject to a bankruptcy proceeding and to MCC's knowledge no such proceeding is pending or threatened against any Obligor as of the Closing Date (with respect to the Initial Receivables) or as of the relevant Transfer Date (with respect to Subsequent Receivables).

          (xix) No Repossessions. No Financed Equipment securing any Receivable has been repossessed as of the Closing Date (with respect to the Initial Receivables) or as of the related Transfer Date (with respect to Subsequent Receivables).

          (xx) Accounts, General Intangibles or Chattel Paper. Each Receivable constitutes "accounts," "general intangibles" or "chattel paper" within the meaning of the UCC of the State of Washington.

          (xxi) U.S. Obligors. None of the Receivables is due from (i) any Person which does not have a mailing address in the United States of America and (ii) any Person that is a Governmental Authority.

          (xxii) Interest Accrual. Each Receivable is, as of the Closing Date (with respect to the Initial Receivables) or as of the relevant Transfer Date (with respect to the Subsequent Receivables), accruing interest.

          (xxiii) Financed Equipment. (A) Not more than 50% of the Receivables, measured by federal income tax basis, are secured by Financed Equipment consisting of land, buildings, structural components thereof or other inherently permanent structures within the meaning of Treasury Regulation Section 1.856-3(d) or interests therein within the meaning of Treasury Regulation Section 1.856-3(c), (B) the Financed Equipment does not consist of aircraft and (C) the Financed Equipment is located outside of the State of Florida.

          (xxiv) Leases. Each Lease, relating to any Receivable (A) is a "lease intended for security" under the UCC, (B) is not a "consumer lease" within the meaning of Article 2A of the UCC in any jurisdiction where said Article 2A has been adopted and governs the construction thereof,
     (C) to the best knowledge of MCC, the related Obligor has accepted the related Financed Equipment leased to it and has not notified MCC of any defects therein, (D) is not cancellable by the related Obligor and
     (E) requires the related Obligor to maintain the related Financed Equipment for its own account.

          (xxv) Limitation on Franchise Receivables. As of each Transfer Date, taking into account the Subsequent Receivables being transferred on such Transfer Date, the aggregate Principal Balance (calculated as of the last day of the prior Collection Period or as of the related Subsequent Cut-off Date, as applicable) of Receivables selected from MCC's Franchise Finance Portfolio shall not exceed 20% of the Pool Balance.

          (xvi) Minimum Weighted Average APR. As of each Transfer Date, the weighted average APR (weighted based upon the Principal Balance of each Receivable) of the Receivables, taking into account the Subsequent Receivables being transferred on such Transfer Date, shall be at least equal to the Minimum Weighted Average APR.

          (xxvii) Weighted Average Remaining Term.  As of each Transfer
     Date, the weighted average remaining term of the Receivables, taken as a whole after taking into account the addition of the Subsequent Receivable to be transferred on such Transfer Date, shall not be longer than 60 months.

          (xxviii) Titled Vehicles. As of each Transfer Date, taking into account the Subsequent Receivables being transferred on such Transfer Date, the aggregate Principal Balance (calculated as of the last day of the prior Collection Period or as of the related Subsequent Cut-off Date, as applicable) of Receivables relating to (i) Obligors with billing addresses within the same state and (ii) Financed Equipment consisting of motor vehicles, will not exceed 10% of the Pool Balance.

          (xxix) Mortgages. No Financed Equipment is of a type, a security interest in which is required to be perfected by the filing of a mortgage in the real property records of any Governmental Authority with jurisdiction over the location within which such Financed Equipment is located;

          (xxx) Selection Procedures. No selection procedures believed by MCC to be adverse or beneficial to the interests of Funding or the Class A Noteholders shall have been utilized in selecting the Subsequent Receivables.

                                  ARTICLE IV

                                  CONDITIONS

     SECTION 4.01. Conditions to the Obligation of Funding. The obligation of Funding to purchase the Initial Receivables (with respect to the Closing Date) or any Subsequent Receivables (with respect to any related Transfer Date), as the case may be, is subject to the satisfaction of the following conditions:

     (a) Representations and Warranties True. The representations and warranties of MCC hereunder shall be true and correct on the Closing Date (with respect to the Initial Receivables) and on the applicable Transfer Date (with respect to the related Subsequent Receivables) with the same effect as if then made, and MCC shall have performed all obligations to be performed by it hereunder on or prior to the Closing Date or the applicable Transfer Date, as applicable.

     (b) Computer Files Marked. MCC shall, at its own expense on or prior to the Closing Date (with respect to the Initial Receivables) or the relevant Transfer Date (with respect to the Subsequent Receivables), (i) indicate in its Receivables Management System that receivables created in connection with the Initial Receivables have been contributed, and in connection with the Subsequent Receivables, have been either contributed or sold (as provided in Section 2.02) to Funding pursuant to this Agreement and transferred by Funding to the Trust pursuant to the Transfer and Servicing Agreement and (ii) deliver to Funding the Schedule of Receivables certified by the Chairman, the President, a Vice President, the Secretary, the Treasurer or an Assistant Treasurer of MCC to be true, correct and complete.

     (c)  Documents to be Delivered by MCC.

               (i) Assignment. On each Transfer Date, with respect to the related Subsequent Receivables, MCC will execute and deliver to Funding a duly executed written assignment in substantially the form of Exhibit A hereto (each, a "Supplemental Assignment").

               (ii) Evidence of UCC Filings. On or prior to the Closing Date and, as applicable, each Transfer Date, MCC shall deliver to Funding, for its inspection and review, completed UCC requests for information, dated on or before the Closing Date, or related Transfer Date, as the case may be, listing all effective financing statements filed with the Washington Secretary of State listing MCC as debtor.

               (iii) Other Documents. On or prior to the Closing Date and, as applicable, each Transfer Date, MCC shall execute and deliver to Funding such other documents as Funding may reasonably request.

     (d) Other Transactions. With respect to the Initial Receivables, the transactions contemplated by the Transfer and Servicing Agreement and the Indenture to be consummated on the Closing Date shall be consummated on such date.

     (e) MCC Solvent. As of the Closing Date or the related Transfer Date, as applicable, (i) MCC shall not have been insolvent and shall not become insolvent as a result of the conveyance of the Initial Receivables on the Closing Date or the Subsequent Receivables on such Transfer Date, (ii) there has been no filing of a decree or order for relief by a court having jurisdiction in the premises in respect of MCC or any substantial part of its property in an insolvency or other similar law now in effect or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for MCC or for any substantial part of its property, or ordering the winding up or liquidation of MCC's affairs which remains unstayed and in effect, (iii) MCC shall not have intended to incur or believed that it would incur debts that would be beyond MCC's ability to pay as such debts matured, (iv) such transfer shall not have been made with actual intent to hinder, delay or defraud any Person and (v) the assets of MCC shall not have constituted unreasonably small capital to carry out its business as conducted.

     (f) Officer's Certificate. MCC shall have delivered to Funding an Officer's Certificate confirming the satisfaction of each condition specified in this Section 4.01.

     SECTION 4.02. Conditions to Obligation of MCC with Respect to Initial Receivables. The obligation of MCC to contribute the Initial Receivables to Funding is subject to the satisfaction of the following conditions:

     (a) Representations and Warranties True. The representations and warranties of Funding hereunder shall be true and correct on the Closing Date with the same effect as if then made, and Funding shall have performed all obligations to be performed by it hereunder on or prior to the Closing Date.

     (b) Receivables Purchase Price. On the Closing Date, Funding shall have accepted the capital contribution specified in Section 2.01.

     SECTION 4.03. Conditions to Obligation of MCC With Respect to Subsequent Receivables. The obligation of MCC to transfer the Subsequent Receivables to Funding on any Transfer Date is subject to the satisfaction of the following conditions:

     (a) Representations and Warranties True. The representations and warranties of Funding hereunder shall be true and correct on such Transfer Date with the same effect as if then made, and Funding shall have performed all obligations to be performed by it hereunder on or prior to such Transfer Date.

     (b) Receivables Consideration. On such Transfer Date, Funding shall have delivered to MCC the purchase price specified in Section 2.02.

     SECTION 4.04. Subordination of Liens on Financed Equipment. Notwithstanding the time of the making of any Component Receivable or filing of the Component Lien, and notwithstanding anything to the contrary whatsoever in any Master Receivable Agreement, this Agreement, the Transfer and Servicing Agreement or the Indenture, or any other document or agreement, MCC's rights and remedies in the Financed Equipment under the Master Receivable Agreement or otherwise in and to the Financed Equipment are hereby expressly made subject and subordinate in all respects to the prior payment in full of the Receivables.
MCC agrees not to accept any payment on account of, or exercise its right to foreclose upon or exercise any other right or remedy with respect to the Financed Equipment until (i) the related Receivable has been paid in full or
(ii) the related first priority lien on the Financed Equipment assigned to Funding pursuant to Section 2.01 has been foreclosed upon or released.


                                  ARTICLE V

                               COVENANTS OF MCC

     MCC covenants with Funding as follows; provided, however, that to the extent that any provision of this Article conflicts with any provision of the Transfer and Servicing Agreement, the Transfer and Servicing Agreement shall govern:

     SECTION 5.01.  Protection of Right, Title and Interest.

     (a) Further Assurances. MCC shall take all actions to preserve and protect the right, title and interest of Funding in and to the Receivables and the other property transferred hereunder.

     (b) Name Change. Within 15 days after MCC makes any change in its name, identity or corporate structure, MCC shall give Funding notice of any such change.

     SECTION 5.02. Other Liens or Interests. Except for the conveyances hereunder MCC will not sell, pledge, assign or transfer to any Person, or grant, create, incur, assume or suffer to exist any Lien on, any interest in, to and under the Receivables, and MCC shall defend the right, title and interest of Funding in, to and under the Receivables against all claims of third parties claiming through or under MCC; provided, however, that MCC's obligations under this Section shall terminate one year and one day after the termination of the Trust pursuant to the Trust Agreement.

     SECTION 5.03. Chief Executive Office. During the term of the Receivables, MCC will maintain its chief executive office in one of the United States, except Louisiana or Vermont.

     SECTION 5.04.  Corporate Existence.

     (a) During the term of this Agreement, MCC will keep in full force and effect its existence, rights and franchises as a corporation under the laws of Delaware and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Basic Documents and each other instrument or agreement necessary or appropriate to the proper administration of this Agreement and the Transfer and Servicing Agreement and the transactions contemplated hereby.

     (b) MCC will not take any action or fail to take any action if such act or omission would cause Funding not to observe the covenants set forth in Section 6.02(b) of this Agreement or to violate the provisions of Funding's certificate of incorporation.

     (c) MCC agrees that its business shall be conducted as follows, and MCC shall not take any action or fail to take any action if such act or omission would cause its business not to be conducted as follows:

          (i) Except as expressly permitted by the Transfer and Servicing Agreement with respect to collections on the Receivables prior to the transfer of such collections to the Collection Account, MCC's funds will not be commingled with those of Funding and MCC shall maintain bank accounts separate from those of Funding.

          (ii) MCC shall maintain records permitting a determination on a daily basis of the amount and location of any of its funds which are commingled as permitted under subsection (i) above and subsection 6.02(b)(iv) below.

          (iii) The data and records (including computer records) used by MCC in the collection and administration of the Receivables shall reflect Funding's ownership interest therein.

     (d) MCC will furnish to Funding on or before April 30 of each year for so long as any Note remains outstanding an Officer's Certificate to the effect that all of its obligations under this Section 5.04 have been fulfilled throughout the preceding calendar year, or, if there has been any default in the fulfillment of any such obligations, specifying each such default known to the signer thereof and the nature and status thereof.

     (e) MCC will not transfer or assign any interest in Funding except pursuant to an instrument under which the transferee or assignee of such interest expressly assumes the performance of all covenants of MCC to be performed or observed under this Section 5.04.

     (f) The annual audited consolidated financial statements that include MCC will reflect the results of the issuance of the Notes in accordance with generally accepted accounting principles and, to the extent applicable, also disclose that the assets of Funding are not available to pay creditors of MCC or any other Affiliate of MCC.

     SECTION 5.05. Indemnification. MCC shall indemnify Funding for any liability as a result of the failure of a Receivable to be originated in compliance, in all material respects, with all requirements of law and for any breach of any of its representations and warranties contained herein, other than the representations and warranties made pursuant to Section 3.02(b) for which the sole remedy shall be provided by Section 7.02 hereof; provided, however, that MCC shall indemnify Funding for any liability arising from a breach of Section 3.02(b)(ii) and, (iii). These indemnity obligations shall be in addition to any obligation that MCC may otherwise have.

     SECTION 5.06. Subsequent Receivables. MCC agrees to add all loan or lease Contracts originated by MCC to a Schedule of Receivables on or prior to each Transfer Date provided, however, that MCC's obligation hereunder shall be limited to loan or lease Contracts having an outstanding principal balance (after giving effect to any discounting of such principal balance contemplated by MCC) of not more than the funds available to Funding to effect such purchase on such Transfer Date and provided further, that MCC shall have no obligation to add any loan or lease Contract to a Schedule of Receivables if the representations and warranties of MCC under Section 3.02(b) hereof would not be true with respect to such loan or lease Contract or with respect to the Receivables in the aggregate were such loan or lease Contract included as a "Receivable." Nothing herein shall be deemed to require MCC to originate any one or more loan or lease Contracts at any time.


                                  ARTICLE VI

                             COVENANTS OF FUNDING

     Funding covenants with MCC as follows; provided, however, that to the extent that any provision of this Article conflicts with any provision of the Transfer and Servicing Agreement, the Transfer and Servicing Agreement shall govern:

     SECTION 6.01. Protection of Right, Title and Interest . Funding shall cooperate fully with MCC in connection with the obligations set forth in Section
5.01 above and will execute any and all documents reasonably required to fulfill the purpose of that Section.

     SECTION 6.02.  Corporate Existence.

     (a) During the term of this Agreement, Funding will keep in full force and effect its existence, rights and franchises as a corporation under the laws of Delaware and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Basic Documents and each other instrument or agreement necessary or appropriate to the proper administration of this Agreement and the Transfer and Servicing Agreement and the transactions contemplated hereby.

     (b) Funding agrees that its business shall be conducted as follows, and Funding shall not take any action or fail to take any action if such act or omission would cause its business not to be conducted as follows:

          (i) Funding will maintain both an office at which its business is and will be conducted and a telephone number separate from MCC or any of MCC's Affiliates.

          (ii) At least one of Funding's directors shall be a person who is not and will not be a director, officer or employee of MCC or any of MCC's Affiliates.

          (iii) Funding will maintain corporate records and books and accounts separate from those of MCC or any of MCC's Affiliates.

          (iv) Except as expressly permitted by the Transfer and Servicing Agreement with respect to collections on the Receivables prior to the transfer of such collections to the Collection Account, Funding's funds will not be commingled with those of MCC or any of MCC's Affiliates, and Funding shall maintain bank accounts separate from those of MCC or any of MCC's Affiliates.

          (v) The Board of Directors of Funding will take appropriate corporate action (including without limitation holding meetings or acting by unanimous consent) to authorize all of Funding's corporate actions, and minutes shall be maintained by Funding separate and apart from those of MCC or any of MCC's Affiliates.

          (vi) Funding shall at all times be adequately capitalized to engage in the transactions contemplated at its formation.

          (vii) Funding shall not incur or guarantee any debt other than under the Basic Documents, nor shall Funding make any loans, other than as permitted by Funding's Certificate of Incorporation.

          (viii) Funding shall not engage in any transaction with MCC or any of MCC's Affiliates on terms more favorable than in a similar transaction involving a third party.

          (ix)    Funding shall at all times use its own stationery.

          (x) Funding shall always be described as a separate corporation, and never as a department, division or otherwise of MCC or any of MCC's Affiliates.

          (xi) Funding shall act solely in its own corporate name and through its own authorized officers and agents.

          (xii) The data and records (including computer records) used by Funding or MCC in the collection and administration of the Receivables shall reflect Funding's ownership interest therein.

          (xiii) Other than organizational expenses, Funding shall be responsible for the payment of all expenses, indebtedness and other obligations incurred by it.

          (xiv) None of Funding's funds nor any of the funds held by MCC on behalf of Funding or the holders of the Notes shall be invested in securities issued by MCC or any of MCC's Affiliates.

     (c) Funding will furnish to MCC on or before April 30 of each year, for so long as any Note remains outstanding, an Officer's Certificate to the effect that all of its obligations under this Section 6.02 have been fulfilled throughout the preceding calendar year, or, if there has been any default in the fulfillment of any such obligations, specifying each such default known to the signer thereof and the nature and status thereof.


                                 ARTICLE VII

                           MISCELLANEOUS PROVISIONS

     SECTION 7.01. Obligations of MCC. The obligations of MCC under this Agreement shall not be affected by reason of any invalidity, illegality or irregularity of any Receivable.

     SECTION 7.02. Repurchase Events. (a) MCC hereby covenants and agrees with Funding for the benefit of Funding, the Indenture Trustee, the Noteholders, the Owner Trustee and the Owner that the occurrence of a material breach of any of MCC's representations and warranties contained in Section 3.02(b) in respect of a Receivable shall constitute an event obligating MCC to repurchase such Receivable ("Repurchase Events"), at the Acquisition Amount from Funding.

     (b) Other than as provided in Section 5.05, these repurchase obligations of MCC shall constitute the sole remedies to Funding, the Indenture Trustee, the Noteholders, the Owner Trustee and the Owner against MCC with respect to any Repurchase Event.

     (c) The terms and conditions of Funding's obligation to enforce its right of repurchase pursuant to this Section 7.02 shall be governed by the terms of the Transfer and Servicing Agreement.

     SECTION 7.03. Funding Assignment of Repurchased Receivables . With respect to all Receivables repurchased by MCC pursuant to this Agreement, Funding shall assign, without recourse, representation or warranty, to MCC all Funding's right, title and interest in and to such Receivables, and all security and documents relating thereto.

     SECTION 7.04. Trust. MCC acknowledges and agrees that (a) Funding will, pursuant to the Transfer and Servicing Agreement, sell the Receivables to the Trust and assign its rights under this Agreement to the Trust, (b) the Trust will, pursuant to the Indenture, assign such Receivables and such rights to the Indenture Trustee as security and (c) the representations and warranties contained in this Agreement and the rights of Funding under this Agreement, including under Section 7.02, are intended to benefit the Trust, the Owner and the Noteholders (and may be enforced directly by the Indenture Trustee on behalf of the Noteholders and by the

Owner Trustee on behalf of the Trust or the Owner). MCC hereby consents to all such sales and assignments.

     SECTION 7.05. Amendment. This Agreement may be amended from time to time, with prior written notice to the Rating Agencies, by a written amendment duly executed and delivered by MCC and Funding, without the consent of the Noteholders or the Owner, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Owner; provided that such amendment will not, as evidenced by an Officer's Certificate of Funding, materially and adversely affect the interest of any Noteholder or the Owner. This Agreement may also be amended by MCC and Funding, with prior written notice to the Rating Agencies, with the consent of the holders of the Notes evidencing a majority in the Outstanding Amount of the Notes for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of Noteholders; provided, however, that no such amendment may (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that are required to be made for the benefit of holders of Class A Notes or (ii) reduce the aforesaid percentage of the Class A Notes which are required to consent to any such amendment, without the consent of the holders of all the outstanding Class A Notes.

     SECTION 7.06. Waivers. No failure or delay on the part of Funding in exercising any power, right or remedy under this Agreement or the Assignment shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude and any other or further exercise thereof or the exercise of any other power, right or remedy.

     SECTION 7.07. Notices. All demands, notices and communications under this Agreement shall be in writing, personally delivered or mailed by certified mail, return receipt requested, and shall be deemed to have been duly given upon receipt (a) in the case of MCC, to MetLife Capital Corporation, 10900 NE 4th Street, Suite 500, Bellevue, Washington 98004; (b) in the case of Funding, to MetLife Capital Funding Corp. III, 10900 NE 4th Street, Suite 550, Bellevue, Washington, 98004, Attention: Treasurer; (c) in the case of Moody's, to Moody's Investors Service, Inc., ABS Monitoring Department, 99 Church Street, New York, New York 10007; and (d) in the case of Standard & Poor's, to Standard & Poor's Ratings Services, 26 Broadway (10th Floor), New York, New York 10004, Attention of Asset Backed Surveillance Department; or as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

     SECTION 7.08. Costs and Expenses. MCC will pay all expenses incident to the performance of its obligations under this Agreement, and MCC agrees to pay all reasonable out-of-pocket costs and expenses of Funding, in connection with the perfection as against third parties of Funding's right, title and interest in and to the Receivables and the enforcement of any obligation of MCC hereunder.

     SECTION 7.09. Representations of MCC and Funding. The respective agreements, representations, warranties and other statements by MCC and Funding set forth in or made pursuant to this Agreement shall remain in full force and effect and will survive the closing under Section 2.02.

     SECTION 7.10. Confidential Information. Funding agrees that it will neither use nor disclose to any Person the names and addresses of the Obligors, except in connection with the enforcement of Funding's rights hereunder, under the Receivables, under the Transfer and Servicing Agreement or the Indenture or any other Basic Document or as required by any of the foregoing or by law.

     SECTION 7.11. Headings and Cross-References. The various headings in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. References in this Agreement to Section names or numbers are to such Sections of this Agreement.

     SECTION 7.12. Governing Law. THIS AGREEMENT AND THE SUPPLEMENTAL ASSIGNMENTS SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     SECTION 7.13. Counterparts. This Agreement may be executed in two or more counterparts and by different parties on separate counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers duly authorized as of the date and year first above written.


                                            METLIFE CAPITAL FUNDING CORP. III



                                            By: _____________________________
                                                Name:
                                                Title:



                                            METLIFE CAPITAL CORPORATION




                                            By: _____________________________
                                                Name:
                                                Title:



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                                                                    EXHIBIT A

                           SUPPLEMENTAL ASSIGNMENT

                      (As required by Section 4.01(c) of
                     the Contribution and Sale Agreement)


     SUPPLEMENTAL ASSIGNMENT NO. ____ dated as of __________, 199_, by and between METLIFE CAPITAL CORPORATION, a Delaware corporation ("MCC"), and METLIFE CAPITAL FUNDING CORP. III, a Delaware corporation ("Funding"), pursuant to the Contribution and Sale Agreement referred to below.


                                 WITNESSETH:

     WHEREAS, MCC and Funding are parties to a Contribution and Sale Agreement, dated as of May __, 1997 (hereinafter as such agreement may have been, or may from time to time be, amended, supplemented or otherwise modified, the "Contribution and Sale Agreement");

     WHEREAS, pursuant to the Contribution and Sale Agreement, MCC wishes to transfer Subsequent Receivables (as defined in the Contribution and Sale Agreement), whether now existing or hereafter created, to Funding pursuant to the Contribution and Sale Agreement; and

     WHEREAS, Funding is willing to accept such transfer subject to the terms and conditions hereof.

     NOW, THEREFORE, MCC and Funding hereby agree as follows:

     1. Defined Terms. Each capitalized term used herein shall have the meaning specified in the Contribution and Sale Agreement unless otherwise defined herein.

     "Transfer Date" shall mean, with respect to the Subsequent Receivables transferred hereby, __________, 199_.

     "Subsequent Cut-off Date" shall mean, with respect to the Subsequent Receivables transferred hereby, __________ __, 199_.

     2. Conveyance of Subsequent Receivables. MCC hereby sells, transfers, assigns, sets over and otherwise conveys to Funding, without recourse (subject to the obligations herein) all right, title and interest of MCC in and to the following, whether now existing or hereafter created:


                                     A-1

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          (i)  all right, title and interest of MCC, in and to the Subsequent
     Receivables listed on Schedule I attached hereto and made a part hereof and all monies (including accrued interest) due or to become due, or received thereunder on or after the Subsequent Cut-off Date;

          (ii) the interest of MCC in the Financed Equipment granted by Obligors pursuant to the Subsequent Receivables;

          (iii) the interest and rights of MCC in any proceeds with respect to the Subsequent Receivables from claims on any physical damage, credit life or disability insurance policies covering Financed Equipment or Obligors with respect to Financed Equipment; and

          (iv)  the proceeds of any of the foregoing.

     3. Acceptance by Funding. Funding hereby acknowledges its acceptance of all right, title and interest to the property, now existing and hereafter created, conveyed to Funding pursuant to Section 2 of this Supplemental Assignment, and declares that it shall maintain such right, title and interest. Funding shall pay on the Transfer Date to MCC the purchase price, in accordance with Section 2.02(b) of the Contribution and Sale Agreement, for such property.

     4. Representations and Warranties of the Parties. Each of MCC and Funding hereby makes the representations and warranties required by the Contribution and Sale Agreement to be made as of the Transfer Date.

     5. Ratification of the Contribution and Sale Agreement. The Contribution and Sale Agreement is hereby ratified, and all references to the "Contribution and Sale Agreement", to "this Agreement" and "herein" shall be deemed from and after the Transfer Date to be a reference to the Contribution and Sale Agreement as supplemented by this Supplemental Assignment. Except as expressly amended hereby, all the representations, warranties, terms, covenants and conditions of the Contribution and Sale Agreement shall remain unamended and shall continue to be, and shall, remain, in full force and effect in accordance with its terms and except as expressly provided herein shall not constitute or be deemed to constitute a waiver of compliance with or consent to non-compliance with any term or provision of the Contribution and Sale Agreement.

     6. Counterparts. This Supplemental Assignment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

     7. GOVERNING LAW. THIS SUPPLEMENTAL ASSIGNMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.


                                     A-2

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     IN WITNESS WHEREOF, the undersigned have caused this Supplemental
Assignment to be duly executed and delivered by their respective duly authorized officers on the day and the year first above written.


                                            METLIFE CAPITAL CORPORATION


                                            By:_________________________
                                            Name:
                                            Title:


                                            METLIFE CAPITAL FUNDING CORP. III


                                            By:_________________________
                                            Name:
                                            Title:



                                     A-3

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                                                                    SCHEDULE A


                           SCHEDULE OF RECEIVABLES